UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23460 N. 19th Avenue, Suite 110

Phoenix, AZ 85027

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2023, we issued a press release containing material non-public information regarding our fourth quarter and year ended December 31, 2022. A copy of our press release is attached as Exhibit 99.1 to this Current Report on Form 8- K and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any changes in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on our website at www.senestech.com, although we reserve the right to discontinue that availability at any time.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, we appointed Nicole Williams as Chief Revenue Officer. Ms. Williams was previously serving as our Chief Strategy Officer.

Ms. Williams, age 43, previously served as Chief Strategy Officer of our company from May 2021 to February 2023 and assumed leadership of our commercialization activities as of the end of 2021. Prior to joining our company, she was the National Director of Sales and Business Development in the orthopedic robotics division of Smith+Nephew, driving the adoption and commercialization of new technology with healthcare facilities across the country, from July 2018 to May 2021. From July 2017 to July 2018, Mrs. Williams served as Facility Administrator at DaVita Kidney Care. Previously, from September 2011 to July 2017, she was Assistant Vice President of Marketing and Public Relations for an HCA Level 1 Trauma Center driving service line growth, expansion of beds and services, and overall facility operations. Nicole’s 20-years of experience include sales and business development, operations, marketing, and crisis communications. Nicole earned a bachelor’s degree at Boston University and an M.B.A. from the University of Denver.

Ms. Williams has no family relationship with any of the executive officers or directors of our company. There are no arrangements or understandings between Ms. Williams and any other person pursuant to which she was elected as an officer of our company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 16, 2023 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2023

SENESTECH, INC.

By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

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